Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of North American Energy Partners Inc., a Canadian federal corporation (the “Corporation”), hereby constitutes and appoints Vincent J. Gallant and Douglas A. Wilkes, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission a registration statement on Form S-8 (or other appropriate form) for the purpose of registering the common shares of the Corporation to be issued pursuant to the Corporation’s Amended and Restated 2004 Share Option Plan, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 4th day of December, 2006.

/s/ George R. Brokaw
George R. Brokaw

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of North American Energy Partners Inc., a Canadian federal corporation (the “Corporation”), hereby constitutes and appoints Vincent J. Gallant and Douglas A. Wilkes, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission a registration statement on Form S-8 (or other appropriate form) for the purpose of registering the common shares of the Corporation to be issued pursuant to the Corporation’s Amended and Restated 2004 Share Option Plan, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 4th day of December, 2006.

/s/ John A. Brussa
John A. Brussa

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of North American Energy Partners Inc., a Canadian federal corporation (the “Corporation”), hereby constitutes and appoints Vincent J. Gallant and Douglas A. Wilkes, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission a registration statement on Form S-8 (or other appropriate form) for the purpose of registering the common shares of the Corporation to be issued pursuant to the Corporation’s Amended and Restated 2004 Share Option Plan, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 4th day of December, 2006.

/s/ Peter W. Tomsett
Peter W. Tomsett

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of North American Energy Partners Inc., a Canadian federal corporation (the “Corporation”), hereby constitutes and appoints Vincent J. Gallant and Douglas A. Wilkes, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission a registration statement on Form S-8 (or other appropriate form) for the purpose of registering the common shares of the Corporation to be issued pursuant to the Corporation’s Amended and Restated 2004 Share Option Plan, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 4th day of December, 2006.

/s/ Ronald A. McIntosh
Ronald A. McIntosh

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of North American Energy Partners Inc., a Canadian federal corporation (the “Corporation”), hereby constitutes and appoints Vincent J. Gallant and Douglas A. Wilkes, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission a registration statement on Form S-8 (or other appropriate form) for the purpose of registering the common shares of the Corporation to be issued pursuant to the Corporation’s Amended and Restated 2004 Share Option Plan, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 4th day of December, 2006.

/s/ John D. Hawkins
John D. Hawkins

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of North American Energy Partners Inc., a Canadian federal corporation (the “Corporation”), hereby constitutes and appoints Vincent J. Gallant and Douglas A. Wilkes, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission a registration statement on Form S-8 (or other appropriate form) for the purpose of registering the common shares of the Corporation to be issued pursuant to the Corporation’s Amended and Restated 2004 Share Option Plan, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 4th day of December, 2006.

/s/ William C. Oehmig
William C. Oehmig

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of North American Energy Partners Inc., a Canadian federal corporation (the “Corporation”), hereby constitutes and appoints Vincent J. Gallant and Douglas A. Wilkes, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission a registration statement on Form S-8 (or other appropriate form) for the purpose of registering the common shares of the Corporation to be issued pursuant to the Corporation’s Amended and Restated 2004 Share Option Plan, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 4th day of December, 2006.

/s/ Richard D. Paterson
Richard D. Paterson

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of North American Energy Partners Inc., a Canadian federal corporation (the “Corporation”), hereby constitutes and appoints Vincent J. Gallant and Douglas A. Wilkes, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission a registration statement on Form S-8 (or other appropriate form) for the purpose of registering the common shares of the Corporation to be issued pursuant to the Corporation’s Amended and Restated 2004 Share Option Plan, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 4th day of December, 2006.

/s/ Allen R. Sello
Allen R. Sello

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of North American Energy Partners Inc., a Canadian federal corporation (the “Corporation”), hereby constitutes and appoints Vincent J. Gallant and Douglas A. Wilkes, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission a registration statement on Form S-8 (or other appropriate form) for the purpose of registering the common shares of the Corporation to be issued pursuant to the Corporation’s Amended and Restated 2004 Share Option Plan, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 4th day of December, 2006.

/s/ K. Rick Turner
K. Rick Turner